Key developments - Assets acquired, net of liabilities assumed (Details) - Maverix Metals Inc $ in Thousands	Jan. 19, 2023 USD ($)
Acquisition of Maverix Metals Inc.
Cash and cash equivalents	$ 4,080
Amounts receivable	5,869
Inventory	1,261
Investments and prepaid gold interests	47,494
Mineral interest	587,817
Loan receivable	10,231
Amounts payable and other liabilities	(11,133)
Lease obligation	(460)
Income tax payable	(351)
Total assets acquired, net of liabilities assumed	$ 644,808